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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


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                                   FORM 8-K/A

           PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE
                                  ACT OF 1934

                                 APRIL 28, 1997
                Date of Report (Date of earliest event reported)


                         COMMISSION FILE NUMBER 0-25882


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                                VIDEOSERVER, INC.
             (Exact name of registrant as specified in its charter)




           DELAWARE                                     04-3114212
(State or other jurisdiction                  (IRS Employer Identification No.)
of incorporation or organization)


        NORTHWEST PARK, 63 THIRD AVENUE, BURLINGTON, MASSACHUSETTS 01803
          (Address of principal executive offices, including Zip Code)


                                 (617) 229-2000
              (Registrant's telephone number, including area code)

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ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (a)  Financial statements of the business acquired.

          Financial statements of the business acquired are filed as Exhibit
          99.1 hereto.

     (b)  Pro forma financial information.

          Pro forma financial information is filed as Exhibit 99.2 hereto.

     (c)  Exhibits.
               1.0 Asset Purchase Agreement by and between VideoServer, Inc. and subsidiaries, and Promptus Communications, Inc., dated March 25, 1997 (previously filed).
               1.1  Press release dated April 30, 1997 (previously filed).
               99.1 Financial statements of business acquired (filed herewith).
               99.2 Pro forma financial information (filed herewith).






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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                       VIDEOSERVER, INC.


Date: July 9, 1997                     By: /s/ Stephen J. Nill
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                                           Stephen J. Nill
                                           Vice President and
                                           Chief Financial Officer
                                           (Principal Financial and Accounting
                                           Officer, Authorized Officer)





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                                                                   Exhibit Index

Exhibit No.    Description
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1.0            Asset Purchase Agreement by and between VideoServer, Inc. and subsidiaries, and Promptus Communications, Inc., dated March 25,
               1997 (previously filed).
1.1            Press release dated April 30, 1997 (previously filed).
99.1           Financial statements of business acquired (filed herewith).
99.2           Pro forma financial information (filed herewith).






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